GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of the day of

ARTICLE I

SECURITY INTEREST

1.1 SECURITY INTEREST

1684567 Ontario Inc. (The "Debtor"), having its place of business at 704 Phillipston Road, Belleville, Ontario, as continuing security for the repayment and performance of the Obligations (as defined herein) of the Debtor to **Table Rock Holdings Inc., P.I.C.K.S. Inc., Canadian Western Trust Company, Giovanni and Assunta Paglia and Bob MacNelly and Shanna Young** (the "Secured Party") grant to the Secured Party a continuing, specific and fixed security interest in all of the Debtor's property, assets, rights and undertaking of every nature and kind now or at any time and from time to time, wherever situate, including, without limiting the generality of the foregoing:

(a) **Accounts Receivable:** All debts, accounts, claims, moneys and choses in action which now are or which may at any time hereafter be due or owing to or owned by the Debtor (other than the Proceeds as hereinafter defined), and also all securities, bills, notes and other documents now held or owned or which may be hereafter taken, held or owned by the Debtor or anyone on behalf of the Debtor in respect of the said debts, claims, moneys and choses in action or any part thereof (all of the foregoing being hereinafter referred to as the "Accounts Receivable");

(b) **Inventory:** All inventory of whatever kind and wherever situated, now owned or hereafter acquired or reacquired by the Debtor including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property held for sale, lease or resale or furnished or to be furnished under contracts for service or used or consumed in the business of the Debtor (all of the foregoing hereinafter referred to as the "Inventory");

(c) **Equipment:** All machinery, equipment and other tangible personal property now owned or hereafter acquired or reacquired by the Debtor and not included in subparagraphs (a) and (b) above including, without limiting the generality of the foregoing, all fixtures, plants, machinery, tools, vehicles and furniture (all of the foregoing hereinafter referred to as the "Equipment");

(d) **Intangibles:** All intangible property now owned or hereafter acquired or reacquired by the Debtor and not included in subparagraph (a) above including, without limiting the generality of the foregoing, all contractual rights, agreements, licenses, permits, goodwill, patents, trade marks, copyrights and other industrial property (all of the foregoing hereinafter referred to as the "Intangibles"); and

(e) **Proceeds:** All proceeds of the Accounts Receivable, Inventory, Equipment and Intangibles, present and future, including but not limited to all cash, contract rights, accounts receivable, cheques, notes, drafts, insurance proceeds, acceptances and trade-ins, as the case may be,

and all proceeds of proceeds (all of the foregoing hereinafter referred to as the "Proceeds").

1.2 FIXED NATURE OF SECURITY INTERESTS

Notwithstanding the Debtor's right to deal with the Inventory in the ordinary course of business as provided herein, the Security Interests created hereby shall operate as a fixed and specific charge of all of the Collateral presently existing, and with respect to all future Collateral, shall operate as a fixed and specific charge of such future Collateral which shall attach as of the moment the Debtor acquires any rights therein. The Security Interests created hereby are not intended as and shall not be interpreted or construed as a floating charge.

1.3 LAST DAY OF TERM

The last day of any term reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Debtor is hereby excepted out of the charge hereby or by any other instrument created, but the Debtor shall assign and dispose of the same in such manner as the Secured Party may from time to time direct in writing and, upon any sale of any such leasehold premises by the Secured Party as provided for herein, the Secured Party shall, for the purpose of vesting the aforesaid residue of any such term in any purchaser or any other person, firm or partnership, be entitled by deed or other written instrument to assign to such purchaser or other person, firm or partnership the aforesaid residue of any such term in place of the Debtor and to vest the same freed and discharged from any obligation whatsoever respecting the same.

ARTICLE 2
DEFINITIONS

2.1 COLLATERAL

The property, assets, rights and undertaking charged hereunder, including all of such Accounts Receivable, Inventory, Equipment, Intangibles and Proceeds are, unless otherwise specified, herein referred to as the "Collateral".

2.2 SECURITY INTEREST

The security interests granted pursuant to this Agreement are herein referred to as the "Security Interests".

2.3 DEFINED TERMS

Unless the context otherwise requires or unless otherwise specified, all the terms used herein which are defined in the Personal Property Security Act, 1990 (Ontario) (the "Act") have the same meaning herein as in the Act.

ARTICLE 3

OBLIGATIONS SECURED

3.1 OBLIGATIONS SECURED

The collateral constitutes and will constitute continuing security for the following obligations (the "Obligations") of the Debtor to the secured Party:

(a) **Indebtedness:** The prompt payment, as and when due and payable of the indebtedness evidenced by a certain mortgage to which the Debtor is Borrower, a draft copy of which is attached as Schedule "B" as well as of all amounts now or hereafter owing by the Debtor to the Secured Party, including by way of guarantee or indemnity, whether now existing or hereafter incurred, matured or unmatured, direct, indirect or contingent including any extensions and renewals thereof; and

(b) **Performance of Agreements:** The strict performance and observance by the Debtor of all agreements, warranties, representations, covenants and conditions of the Debtor made pursuant to this Security Agreement or any other agreement between the Debtor and the Secured Party all as now in effect or as hereafter entered into or amended.

ARTICLE 4

PROCEEDS

4.1 PROCEEDS IN TRUST

The Debtor shall and shall be deemed to hold all Proceeds separate and in trust for the benefit of the Secured Party until all amounts owing by the Debtor to the Secured Party have been paid in full to the Secured Party.

ARTICLE 5

RISK AND INSURANCE

5.1 RISK AND INSURANCE

The Debtor shall bear the sole risk of any loss, damage, destruction or confiscation of or to the Collateral while in the Debtor's possession hereunder or otherwise after default hereunder. The Debtor shall insure the Collateral against loss or damage by fire, theft or other insurable perils for the full insurable value thereof with loss payable to the Secured Party as its interest may appear. All such policies of insurance shall provide that the insurance coverage provided thereunder shall not be changed or cancelled except on thirty (30) days' notice to the Secured Party. If the Debtor shall fail to so insure, the Secured Party may insure the Collateral and the premiums for such insurance shall be added to the balance of the Obligations secured hereunder as they exist at the date of the payment of such premium by the Secured Party.

ARTICLE 6

DEBTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1 DEBTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

The debtor represents, warrants and covenants that, unless compliance with such covenants is waived by the Secured Party in writing or unless non-compliance with any such covenants is otherwise consented to by the Secured Party by written agreement with the debtor:

(a) **Ownership and Collateral Free of Charges:** The Debtor is the owner of or has rights in the Collateral with good title thereto free and clear of all encumbrances whatsoever other than the permitted encumbrances set forth in Schedule "A" (the "Permitted Encumbrances") and the debtor shall not create, assume or suffer to exist any mortgage, hypothec, charge, pledge, security interest, claim, lien, charge or other encumbrance in, of or on any of the Collateral to any person other than the Secured Party or in respect of the Permitted Encumbrances;

(b) **Keep Collateral in Good Repair:** The Debtor shall keep the Collateral in good order, condition and repair and shall not use the Collateral in violation of this Security Agreement or any other agreement relating to the collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation, court order or ordinance;

(c) **Notification to Secured Party:** The Debtor shall promptly notify the Secured Party of:

(i) **Claims and Liens:** any claim, lien, charge, security interest or other encumbrance made or asserted against any of the Collateral, and

(ii) **Proceedings:** any suit, action or proceeding affecting any of the Collateral;

The Debtor shall, at its own expense, defend the Collateral against any and such claims, liens, charges, security interests or other encumbrances and against any and all such suits, actions or proceedings;

(d) **No Accessions:** The Debtor shall prevent the Collateral from being or becoming an accession to other property not covered by this Security Agreement;

(e) **Corporate Authority and Power:** The Debtor has, and at all times hereafter shall have, full power and lawful authority, corporate and other, to grant the Security Interests;

(f) **Incorporation, Licence and Qualifications:** The Debtor is a body corporate, duly incorporated, properly organized and validly existing under the laws of the Province of Ontario and is duly registered and qualified to do business under the laws of each other jurisdiction in which the character of the properties owned by it or the nature of the activities conducted by it make such registration or qualification advisable or necessary;

(g) **Place of Business of Debtor:** The following is the Debtor's principal place of business:

704 Phillipston Road, Belleville, Ontario

The Debtor shall not change its principal place of business, head office or the location of any of the Collateral or the records in respect thereof without giving to the Secured Party 10 days prior written notice;

(h) **Location of Collateral:** The Debtor shall keep the Collateral at its principal place of business;

(i) **Disposition of Collateral:** The Debtor will not sell, contract for sale, lease or otherwise dispose of or assign any of the Collateral or any interest therein except for Inventory in the ordinary course of business as heretofore conducted by the Debtor;

(j) **Servicing of Payables:** The Debtor shall promptly pay when due all amounts that are payable by it howsoever arising, including without limiting the generality of the foregoing, all rents, charges, taxes, rates, levies, assessments, fees and duties;

(k) **Keep Collateral Insured:** The Collateral is insured in accordance with the terms hereof;

(l) **Notice of Loss of Collateral:** The Debtor shall give immediate written notice to the Secured Party of all loss or damage to or loss of possession of the Collateral otherwise than by sale in the ordinary course of the Debtor's business;

(m) **Account Debtor:** Each debt, chattel paper and instrument constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay thereunder (the "Account Debtor");

(n) **Amounts Due From Account Debtor:** The amount represented by the Debtor to the Secured Party from time to time as owing by each Account Debtor or by all Account Debtors shall, to the best of the Debtor's knowledge be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, save and except for normal cash discounts where applicable and a reasonable reserve for bad debts;

(o) **No Other Corporate Names or Styles:** The Debtor does not now and shall not, without first informing the Secured Party in writing, carry on business under or use any name or style other than the name specified in this Security Agreement;

(p) **Conduct of Business and Records:** The Debtor shall carry on and conduct business in a proper and efficient manner so as to protect and preserve the Collateral and the Debtor shall at all time keep accurate and complete records of the Collateral as well as proper books of account for its business all in accordance with generally accepted accounting principles, consistently applied;

(q) **Access to Information:** The Secured Party or its agent shall have the right to inspect the Collateral and review and copy any and all information and data relating to the Collateral or to any other transaction between the parties hereto wherever and however such information and data may be stored. In the event that the use of a computer system is required to access such information and data, the Debtor shall allow the Secured Party the use of its computer system for such purpose and shall provide assistance in that regard. If for any reason the said information and data cannot be accessed and retrieved at the Debtor's premises the Secured Party may remove the medium in which such information or date is stored form the Debtor's premises to any other place which has a computer system that will give the Secured Party the opportunity to retrieve, record or copy such information and data. The Secured Party shall be entitled to reproduce and retain a copy of any such information and data in any format whatsoever;

(r) **Delivery of Documents:** The Debtor shall promptly deliver to the Secured Party upon request:

(i) **Documents of Title, etc.:** any chattel papers, instruments, securities, letters or advices of credit and documents of title, and upon such delivery, where applicable, duly endorse the same for transfer in blank or as the Secured Party may direct;

(ii) **Books of Account:** all computer software, tapes, discs, drums and cards, all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

(iii) **Financial statements:** all financial statements prepared by or for the Debtor regarding the Debtor's business;

(iv) **Policies of Insurance:** all policies and certificates of insurance relating to the Collateral;

(v) **Agreements:** all agreements, licenses, permits and consents relating to the Collateral and the Debtor's business; and

(iv) **Other Information:** such information concerning the Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may request; and

(s) **No Actions or Material Adverse Changes:** There is no action or proceeding pending or to the knowledge of the Debtor threatened against the Debtor before any court, administrative agency, tribunal, arbitrator, government or governmental agency or any fact known to the Debtor and not disclosed to the Secured Party which might involve any material adverse change in the properties, business, prospects or condition of the Debtor, or question the validity of this Security Agreement or any other material agreement to which the Debtor is a party (or the Debtor's ability to perform its obligations under the Security Agreement) and there are no outstanding judgments, writs of execution, work orders, injunctions, directives against the Debtor or its properties.

ARTICLE 7

COLLECTION OF ACCOUNTS RECEIVABLE

7.1 COLLECTION OF ACCOUNTS RECEIVABLE

At any time after the occurrence of an Event of Default (as defined herein), the Secured Party may notify and direct any Account Debtor to make all payments whatever to the Secured Party. Following such default any payments received by the Debtor whether before or after notification to Account Debtors, shall be held by the Debtor in trust for the Secured Party in the same medium in which received, shall not be commingled with any assets of the Debtor and shall be turned over to the Secured Party not later than the next business day following the day of their receipt.

ARTICLE 8

APPOINTMENT OF ATTORNEY

8.1 APPOINTMENT OF ATTORNEY

The Debtor hereby constitutes and appoints the Secured Party, or any receiver appointed hereunder, the true and lawful

attorney of the Debtor irrevocable with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient. The Debtor hereby declares that the irrevocable power of attorney granted hereby, being coupled with an interest, is given for valuable consideration.

ARTICLE 9

DEFAULT

9.1 DEFAULT

The Debtor shall be in default under this Security Agreement upon the occurrence of any of the following events

("Events of Default"):

(a) **Performance of Obligations:** The Debtor defaults in performance of any of the Obligations;

(b) **Breach of Agreement:** The Debtor breaches any term, provision, warranty, representation or covenant under this Security Agreement or any other agreement between the Debtor and the Secured Party, all as in effect or as hereafter entered into or amended;

(c) **Cease to Carry on Business;** The Debtor ceases or threatens to cease to carry on business;

(d) **Bankruptcy, Insolvency:** The dissolution, termination of existence, insolvency, bankruptcy or business failure of the Debtor, or upon the application for or the appointment of a receiver or receiver-manager of any part of the property of the Debtor, or the commencement by or against the Debtor of any proceeding under any bankruptcy, arrangement, reorganization, dissolution, liquidation, insolvency or similar law for the relief of or otherwise affecting creditors of the Debtor, or by or against any guarantor or surety for the Debtor, or upon the issue of any writ of execution, warrant, attachment, sequestration, levy, third party demand or garnishment or similar process against the Debtor or any part of the Collateral;

(e) **Commit Act of Bankruptcy:** The Debtor commits or threatens to commit an act of bankruptcy;

(f) **Dissolution, Winding Up:** The institution by or against the Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of the Debtor;

(g) **Sale in Bulk:** The Debtor makes or proposes to make any sale of its assets in bulk;

(h) **Charge Against Collateral:** If any right of distress is levied or is threatened to be levied against the Collateral or if any security interest, mortgage, lien, claim, charge or any other encumbrance affecting the Collateral becomes enforceable against the Collateral or any part thereof;

(i) **Destruction of Collateral:** Any material portion of the Collateral is damaged or destroyed;

(j) **Performance Impaired:** The Secured Party in good faith believes the prospect of payment or performance of the Obligations hereunder is impaired.

ARTICLE 10

SECURED PARTY'S REMEDIES AFTER DEFAULT

10.1 INDEBTEDNESS DUE AND RIGHTS AND REMEDIES

Upon the occurrence of an Event of Default all of the Obligations shall become immediately due and payable without notice to the Debtor, and the Secured Party may, at its option, proceed to enforce payment of same and to exercise any or all of the rights and remedies contained herein or otherwise afforded by law, in equity or otherwise. The Secured Party shall have the right to enforce one or more remedies successively or concurrently in accordance with applicable law and the Secured Party expressly retains all rights and remedies not inconsistent with the provisions herein including all the rights it may have under the

Act, and, without restricting the generality of the foregoing, the Secured Party may upon such Event of Default:

(a) **Enter and Repossess:** immediately and without notice enter the Debtor's premises and repossess the Collateral;

(b) **Retain the Collateral:** retain and administer the Collateral in the Secured Party's sole and unfettered discretion, which the Debtor hereby acknowledges is commercially reasonable;

(c) **Dispose of the Collateral:** dispose of the Collateral; and

(d) **Foreclosure:** foreclose upon the Collateral in satisfaction of the Obligations.

1.2 ADDITIONAL REMEDIES OF SECURED PARTY

In addition, and without limiting any rights or remedies herein contained or otherwise afforded by law or in equity, upon the occurrence of an Event of Default the Secured Party may:

(a) **Appointment of Receiver:** appoint by instrument in writing a receiver (which term shall include a receiver and manager) of the Debtor and of all or any part of the Collateral and remove or replace such receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a receiver. Any such receiver appointed by the Secured Party so far as concerns responsibility for its acts shall be deemed the agent of the Debtor and not of the Secured Party. Where the Secured Party is referred to in this Article the reference includes, where the context permits, any receiver so appointed and the officers, employees, servants or agents of such receiver;

(b) **Disposition:** subject to applicable law seize, collect, realize, borrow money on the security of, release to third parties, sell (by way of public or private sale), lease or otherwise deal

with the Collateral in such manner, upon such terms and conditions, at such time or times and place or places and for such consideration as my seem to the Secured Party advisable and without notice to the Debtor. The Secured Party may charge on its own behalf and pay to others sums for expenses incurred and for services rendered (expressly including legal services, consulting, receivers and accounting fees) in or in connection with seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral and may add such sums to the Obligations secured by this Security Agreement;

(c) **Carry on Business:** carry on or concur in the carrying on of all or any part of the business of the Debtor and may, in any event, to the exclusion of all others, including the Debtor, enter upon, occupy and use all premises of or occupied or used by the Debtor and the Secured Party shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, charges, depreciation or damages in connection therewith;

(d) **Payment of Encumbrances:** if the Secured Party deems it necessary for the proper realization of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the same or settle any claim made by governmental authorities under third party demands against Account Debtors. In any such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the Obligations secured by this Security Agreement; and

(e) **Payment of Deficiency:** demand that the Debtor pay to the Secured Party any deficiency that may arise after the sale of the Collateral and the Secured Party may sue the Debtor to collect the amount of such deficiency.

10.3 ASSEMBLE THE COLLATERAL

To assist the Secured Party in the implementation of such rights and remedies the Debtor will, at its own risk and expense and at the Secured Party's request, assemble and prepare for removal such items of the Collateral as are selected by the Secured Party as shall, in the Secured Party's sole judgment, have a value sufficient to cover all the Obligations.

10.4 COSTS OF ENFORCEMENT

In any and all cases where the Secured Party enforces any of its rights or remedies with respect to all or part of the Collateral all charges or expenses including without limitation the Secured Party's solicitors' costs and legal expenses incurred by the Secured Party in relation to or in connection with such enforcement and the costs of any receiver appointed pursuant to this Article may at the option of the Secured Party:

(a) **Disposition of the Collateral:** be deducted from any proceeds of disposition of the Collateral before payment to the Debtor or any other entitled party; or

(b) **Obligations:** be added to and become part of the Obligations and enforceable as such under the terms of this Security Agreement.

10.5 SECURED PARTY NOT LIABLE FOR FAILURE TO EXERCISE REMEDIES

The Secured Party shall not be liable or accountable for any failure to exercise its remedies, take possession of, seize, collect, realize, sell, lease or otherwise dispose of or obtain payment for the Collateral and shall not be bound to institute proceedings for such purposes or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, firm or corporation in respect of same.

10.6 ALLOCATION OF PROCEEDS

All moneys collected or received by the Secured Party in respect of the Collateral may be held by the Secured Party and may be applied on account of such parts of the Obligations at the sole discretion of the Secured Party.

10.7 EXTENSION OF TIME ETC.

The Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release the Collateral to third parties and otherwise deal with the Debtor's guarantors or sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the
Debtor, or the Secured Party's right to hold and realize the Collateral.

10.8 REMEDIES CUMULATIVE

All remedies of the Secured Party at law and hereunder are cumulative and concurrent.

10.9 INDEMNITY

The Debtor shall indemnify and save the Secured Party, harmless from any and all costs, expenses, liabilities and damages which may be incurred by the Secured Party in connection with the Collateral and the enforcement of its rights hereunder, save only any costs, expenses, liabilities or damages resulting from any gross neglect or wilful misconduct by the Secured Party or its servants or agents.

10.10 LIMITATION OF LIABILITY

The Secured Party shall not be liable by reason of any entry into or taking possession of any of the Collateral hereby charged or intended so to be or any part thereof, to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or any act or omission for which a secured party in possession might be liable.

The Debtor hereby releases and discharges the Secured Party and the receiver from every claim of every nature, whether sounding in damages or not, which may arise or be caused to the Debtor or any person claiming through or under the Debtor by reason or as a result of anything done by the Secured Party or any successor or assign claiming through or under the Secured Party or the receiver under the provisions of this debenture unless such claim be the result of dishonesty or gross neglect.

ARTICLE 11

WAIVER NOT TO AFFECT SUBSEQUENT BREACH

11.1 WAIVER NOT TO AFFECT SUBSEQUENT BREACH

The Secured Party may waive any breach by the Debtor of any of the provisions contained in this Security Agreement or any default by the Debtor in the observance or performance of any term or condition hereof provided always that no act or omission of the Secured Party shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default of the Debtor or the rights of the Secured Party resulting therefrom.

ARTICLE 12

MISCELLANEOUS

12.1 FORBEARANCE IS NOT WAIVER

No extension of time, forbearance, indulgence or other accommodation now, heretofore or hereafter given by the Secured Party to the Debtor shall operate as a waiver, alteration or amendment of the rights of the Secured Party or otherwise preclude the Secured Party from enforcing such rights.

12.2 ENTIRE AGREEMENT

This Security Agreement contains the entire agreement between the parties relating to the Security Interests granted herein. Any modification of this Security Agreement or waiver of any provision herein contained shall not be binding unless in writing and signed by the Secured Party and the Debtor. This Security Agreement shall continue in effect until the Obligations are satisfied in full.

12.3 WARRANTIES

There are no warranties, representations, guarantees, collateral agreements or conditions, express or implied, statutory or otherwise by or on the part of the Secured Party with respect to this Security Agreement, except as specifically contained herein and to the full extent permitted by law, the Debtor hereby waives any rights, remedies, protection or benefits otherwise available.

12.4 SEVERABILITY

Any provisions of this Security Agreement prohibited by law or otherwise ineffective shall be ineffective only to the extent of such prohibition or ineffectiveness and shall be severable without invalidating or otherwise affecting the remaining provisions hereof.

12.5 NO OBLIGATION TO MAKE ADVANCES

Nothing herein shall obligate the Secured Party to make any advance or loan or further advance or extend credit to the Debtor.

12.6 SECURITY IN ADDITION AND NOT IN SUBSTITUTION

This Security Agreement and the Security Interests created hereby are in addition to and not in substitution for any other security or rights now or hereafter held by the Secured Party for the performance of any of the Obligations.

12.7 FURTHER ASSURANCES

The Debtor shall sign such further and other documents and shall do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Security Agreement and every part thereof.

12.8 NOTICES

Every notice, consent, demand and other communication in connection with this Security Agreement and all legal process in regard hereto shall be validly given, made or served if in writing and delivered to, or mailed, postage prepaid, or telecopied or telexed, telegrammed or telegraphed or other similar form of communication (collectively "Electronic Communication") to the intended recipient at its address or telecopy numbers first written above.

Any notice, requisition, demand or other instrument, if delivered, shall be deemed to have been given or made on the day on which it was delivered and if sent by Electronic Communication shall be deemed to have been given or made on the business day next following the day on which it was so sent, and if mailed shall be deemed to have been given or made on the fifth business day following the day on which its was so mailed. Any party hereto may give written notice of a change of a address in the same manner in which any notice shall thereafter be given to it as above provided at such changed address.

12.9 DISCHARGE

Upon payment and performance by the Debtor of the Obligations secured hereby the Secured Party shall upon request in writing by the Debtor deliver up this Security Agreement to the Debtor and shall at the expense of the Debtor cancel and discharge the Security Interests and execute and deliver to the Debtor such documents as shall be requisite to discharge the Security Interests hereby constituted.

12.10 HEADINGS

All headings and titles in this Security Agreement are for reference only and are not to be used in the interpretation of the terms hereof.

12.11 BINDING EFFECT

This Security Agreement shall be binding on the Debtor, and its successors and assigns and enure to the benefit of the Secured Party and the successors and assigns of the Secured Party.

12.12 APPLICABLE LAW

This Security Agreement shall be construed and enforceable under and in

SCHEDULE "A"

PERMITTED ENCUMBRANCES

Nil

Properties

PIN	40532 - 0041 LT	*Interest/Estate*	Fee Simple
Description	PT LT 20 CON 8 THURLOW PT 25, 27 AND 29 21R6801; BELLEVILLE ; COUNTY OF HASTINGS		
Address	PHILLIPSTON ROAD BELLEVILLE		
PIN	40532 - 0032 LT	*Interest/Estate*	Fee Simple
Description	PT LT 20 CON 8 THURLOW PT 1 21R19513; BELLEVILLE; COUNTY OF HASTINGS		
Address	704 PHILLIPSTON ROAD ROSLIN		

Chargor(s)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name	1684567 ONTARIO INC.
	Acting as a company
Address for Service	200 Davenport Road
	Toronto, Ontario, M5R 1A2

I, David Norman Moore (President) and Kimberly Ann Moore (Secretary/Treasurer), have the authority to bind the corporation.

This document is not authorized under Power of Attorney by this party.

Provisions

Principal	$2,600,000.00	*Currency*	CDN
Calculation Period	monthly, not in advance		
Balance Due Date	2020/05/19		
Interest Rate	the greater of Prime + 6.05% or 10%		
Payments	$21,666.66		
Interest Adjustment Date	2019 12 19		
Payment Date	19th day of each month		
First Payment Date	2020 01 19		
Last Payment Date	2020 05 19		
Standard Charge Terms	200033		
Insurance Amount	Full insurable value		
Guarantor	SUSGLOBAL ENERGY CORP.		

ADDITIONAL PROVISIONS

1. 12 POST-DATED CHEQUES

PROVIDED that the Chargors do hereby covenant and agree to provide to the Chargee upon the execution of this mortgage and annually thereafter on the anniversary date during the currency of this mortgage a series of twelve (12) post-dated cheques each in the amount of the monthly installment due hereunder.

2. SALES CLAUSE

PROVIDED that if the Chargor, at any time, shall sell, transfer, convey or otherwise dispose of the herein described lands and building(s) without the prior consent of the Chargee at the Chargee's option, the within mortgage shall immediately become due and payable in full including interest to the maturity date of the mortgage herein set forth.

3. BY-LAW CONFORMITY AND OCCUPANCY CLAUSE

PROVIDED that if at any time, the said property and/or the building(s) located on the said property, do not comply with the municipal by-laws, or the by-laws of any other level of government and/or the building becomes unoccupied, then in either of these events the balance of the principal monies hereby secured, together with interest as herein provided shall forthwith become due and payable upon demand. PROVIDED further that nothing herein shall be construed so as to permit the Chargor the privilege of prepaying the said mortgage in whole or in part.

PROVIDED that it does not materially affect the security of the Chargee, the Chargee shall consent to such applications and/or severances as may be required in order to develop the lands such consent not to be unreasonably withheld or delayed.

4. ADMINISTRATIVE FEES

a. In the event it is necessary for the Chargee to have a letter sent by the Chargee's solicitor to the Chargor because of default or non-payment, then the Chargor shall be charged the sum of $450.00 plus applicable taxes for such letter and such sum shall be a charge on the said lands and shall bear interest at the rate herein stated.

b. In the event of any of the Chargor's post-dated or pre-authorized cheques are not honoured when presented for payment to the Bank or Trust Company on which they are drawn, the Chargor shall pay to the Chargee for each such returned cheque the sum of $450.00 plus applicable taxes as a liquidated amount to cover the Chargee's administration costs and not as a penalty and such sum shall be a charge upon the said lands and shall bear interest at the rate hereinbefore stated.

c. In the event that the Chargor fails to provide proof of insurance on an annual basis, the Chargee is entitled to charge the Chargor the sum of $450.00 plus applicable taxes as an administrative fee.

d. Failure to provide post-dated cheques will result in default and the Chargee will be entitled to charge the Chargor the sum of $450.00 plus applicable taxes and in addition will be entitled to commence default proceedings at the expense of the Chargor with all costs including but not limited to legal fees on a solicitor and client basis to be added to the principal balance then outstanding as of the date the bill is submitted to the Chargee.

5. ADMINISTRATION FEES

a. In the event that the Chargee is required by the Chargor or is otherwise required to provide a mortgage statement, there shall be an administrative fee of $350.00 plus applicable taxes for each such statement.

b. The Chargee shall have the exclusive right to prepare and execute the Discharge of the Charge/Mortgage of Land. The Chargor shall pay an additional $500.00 plus applicable taxes to the chargee as an administrative fee for the preparation of the said Discharge of Charge.

6. PREPAYMENT CHARGES

Provided that the Chargors are not in default herein, the Chargors have the right to prepay the whole amount of the principal herein then outstanding, upon payment of two (2) months' interest as penalty.

7. INTEREST CALCULATION

For the purpose of calculation of interest, any payment of principal received after 1:00 p.m. shall be deemed to have been received on the next following banking day.

8. RENT AND MANAGEMENT

PROVIDED also, and it is hereby further agreed by and between the Chargor and the Chargee, that should default be made by the Chargor in the observance or performance of any of the covenants, provisos, agreements or conditions contained in this Mortgage, the Chargee reserves the right to enter into the said lands and premises and to receive the rents and profits and to be entitled to receive in addition to all other fees, charges and disbursements to which the Chargee is entitled, a management fee so as to reimburse the Chargee for reasonable time and trouble in the management of the said lands and premises it being understood and agreed that in the circumstances a management fee equal to $150.00 plus applicable taxes per day is a just and equitable fee, having regard to all of the circumstances.

9. MATRIMONIAL HOME

PROVIDED that in the event that any part of the properties herein becomes the matrimonial home of either of the Chargors herein, then the monies secured hereby shall become due and payable unless the spouse of such party consents to this mortgage and releases to the Chargee his or her interest herein.

10. EXPROPRIATION

PROVIDED that if the said lands shall be expropriated by any government, authority, body or corporation clothed with the powers of expropriation, the amount of the principal hereby secured remaining unpaid shall forthwith become due and payable together with interest at the said rate to the date of payment and together with a bonus equal to the sum of three months interest at the said rate calculated on the remaining principal balance from the said date of payment to the date the said principal sum or balance thereof remaining unpaid would otherwise under the provision of this mortgage become due and payable.

11. DEFAULT PROCEEDINGS

The Chargor agrees that should the Chargee commence legal action due to default under the Charge/Mortgage of Land that the Chargee shall be entitled to charge an additional fee equivalent to three months' interest.

12. SEVERABILITY

Should any clause and/or clauses contained in the Charge/Mortgage of Land be found to be illegal, void as against public policy or unenforceable in law, the offending clause or clauses as the case may be, is and or are to be severed from this Charge/Mortgage of Land and deemed never to be part of this Charge/Mortgage of Land.

13. LEGAL PROCEEDINGS

The Chargor covenants and agrees that if collection or other legal proceedings are taken in connection with or to realize upon this security, an administrative fee of $1,750.00 plus applicable taxes shall be added to the Charge debt on each occasion such proceedings are so taken and said fee or fees, shall form a Charge upon the charged property in favour of the Chargee.

accordance with the laws of the Province of Ontario and the Debtor hereby irrevocably attorns to the jurisdiction of the Courts sitting at Toronto, Ontario.

12.13 DELIVERY OF COPY

The Debtor hereby acknowledges receiving a copy of this Security Agreement.

EXECUTED by the Debtor this day of December, 2019

1684567 Ontario Inc.
Per:

Marc Hazout, A.S.O.
I have the authority to bind the Corp.